Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
DESCRIPTION OF THE REGISTRANT’S SECURITIES
REGISTERED PURUSANT TO SECTION 12 OF THE SECURITIES
THE SARBANES-OXLEY ACT OF 2002
In connection with this Annual Report of Sadot Group, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jennifer Black, Chief Financial Officer of the Company, certifies to the best of her knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:
1.the Annual Report on Form 10-K for the year ended December 31, 2023, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Annual Report on Form 10-K for the year ended December 31, 2023, fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Jennifer Black
Jennifer Black
Chief Financial Officer (Principal Financial Officer)

March 20, 2024